================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant To Section 13 Or 15(d) of
                       The Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): November 15, 2004

                         The Robert Mondavi Corporation
                            (Exact Name of Registrant
                            as Specified in Charter)

                                   California
                 (State or Other Jurisdiction of Incorporation)

                 33-61516                                 94-2765451
         (Commission File Number)              (IRS Employer Identification No.)

              841 Latour Court
              Napa, California                              94558
  (Address of Principal Executive Offices)                (Zip Code)


       Registrant's telephone number, including area code: (707) 226-1395


                                  -------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

  |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  |X| Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

  |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


================================================================================

     Item 8.01.  Other Events.

     On November 15, 2004, the Company announced that its first quarter fiscal results have been revised to reflect the suspension of many of its previously announced restructuring initiatives as it seeks shareholder approval of a merger with Constellation Brands, Inc.

     A copy of the press release announcing the Company's first quarter fiscal results is included as an Exhibit to and incorporated by reference in this Current Report on Form 8-K.


     Item 9.01.

           (c)   Exhibits.

                 Exhibit No.         Description
                 -----------         -----------

                 99.1                Press Release dated November 15, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               The Robert Mondavi Corporation


Date:  November 15, 2004                       By: /s/ Henry J. Salvo., Jr.
      -------------------------                    -----------------------------
                                               Name:   Henry J. Salvo, Jr.
                                               Title:  Executive Vice President,
                                                       Chief Financial Officer